Exhibit 10.3

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”) is made as of December 13, 2018 (the “Funding Date”) by and between CLR ROASTERS, LLC, a Florida limited liability company (“CLR Roasters” or “Pledgor”) and Carl Grover (the “Secured Party”) TO THAT CERTAIN CREDIT AGREEMENT DATED AS OF DECEMBER 13, 2018 BETWEEN THE PLEDGOR, SILES FAMILY PLANTATION GROUP S.A. AND THE SECURED PARTIES (the “Credit Agreement”).

RECITALS

A. The Secured Party and Pledgor entered into the Credit Agreement.

B. On the Funding Date, the Secured Party have purchased a Credit Note (as defined in the Credit Agreement) and may purchase additional Credit Notes (the “Credit Notes”) in an amount of up to $5,000,000 from the Company (the “Loan”).

C.           As collateral to secure payment and performance of the Obligations set forth in the Credit Agreement, and the Credit Note, the Pledgor has entered into this Agreement and Pledgor has granted to the Secured Party a Lien and security interest in and to all of the Collateral (as defined below).

D.           Unless otherwise expressly defined in this Agreement, all capitalized terms when used herein, shall have the same meanings defined in the Credit Agreement.

E.           The Recitals shall be deemed to be an integral part of this Agreement as though more fully set forth at length in the body of this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Grant of Security Interest. To secure the full and timely performance of all of Pledgor’s Obligations and liabilities to the Secured Party pursuant to Credit Agreement and Credit Note, and the Loan Documents, Pledgor hereby unconditionally and irrevocably pledges, grants and hypothecates to the Secured Party a continuing Lien and security interest (the “Security Interest”) in and to its green coffee inventory and the proceeds thereof (the “Collateral”).

2. Priority of Security Interest. The Secured Party and Pledgor each acknowledge and agree that:

(a)  the Security Interest granted by Pledgor in the Collateral owned by Pledgor pursuant to this Agreement is subject and subordinated to the rights in the Collateral held by Crestmark Bank under its Amended and Restated Loan and Security Agreement, dated November 16, 2017, as amended on December 29, 2017 (the “First Lien”) and is pari passu to the rights in the Collateral held by the holders of the 2014 Secured Notes issued by Youngevity International, Inc.; and

(b) upon the occurrence and continuation of either (i) an Event of Default under the Credit Agreement, the Credit Notes or any of the Loan Documents or hereunder, or (ii) an event of default in respect of the First Lien or the 2014 Secured Notes, the Secured Party may exercise any of its rights and remedies with respect to the Collateral owned by Pledgor or the Security Interest granted by Pledgor hereunder, all as provided in this Agreement.

3. Representations and Covenants.

(a) Other Liens. Pledgor owns all rights, title and interest in the respective Collateral (or has appropriate rights to use in the case of property subject to leases, licenses or similar arrangements in which Pledgor is the licensee or lessee) and, except for the First Lien other Permitted Liens as defined below, Pledgor will not permit its Collateral to be subject to any adverse lien, security interest or encumbrance (other than Permitted Liens), and Pledgor will defend its Collateral against the claims and demands of all persons at any time claiming the same or any interest therein. Except as disclosed to the Secured Party, no financing statements covering any Collateral or any proceeds thereof are on file in any public office. Permitted Liens shall include (i) purchase money liens, and liens incurred in the ordinary course of business, (ii) liens for taxes not yet delinquent or which are being contested in good faith, (iii) any lien on any real or personal property at the time it is acquired and any lien renewing any of the foregoing, (iv) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Pledgor.

(b) This Agreement creates in favor of the Secured Party a valid security interest in the Collateral, subject only to the First Lien and Permitted Liens (as defined) securing the payment and performance of the Obligations. Upon making the filings described in the immediately following paragraph, all security interests created hereunder in any Collateral, which may be perfected by filing Uniform Commercial Code (“UCC”) financing statements and other filings, if any, as may be required under the laws of the United States (together with the UCC, the “Required Filings”) in order to perfect a Security Interest, shall have been duly perfected. Without limiting the generality of the foregoing, except for the Required Filings and subject to the requirements of the laws of Nicaragua, no consent of any third parties and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for: (i) the execution, delivery and performance of this Agreement; (ii) the creation or perfection of the Security Interests in the United States created hereunder in the Collateral; or (iii) the enforcement of the rights of the Secured Party hereunder.

(c) Filing Authorization. Pledgor hereby authorizes the Secured Party, as the agent and attorney-in-fact for Pledgor to file one or more financing statements under the UCC and all other Required Filings, with respect to the Security Interests, with the proper filing and recording agencies in any jurisdiction deemed proper by it.

(d) Further Documentation. At any time and from time to time, at the sole expense of Pledgor, Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further action as the Secured Party may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. The undersigned Pledgor hereby authorizes Secured Party to file with the appropriate filing office, now or hereafter from time to time, financing statements, continuation statements and amendments thereto, naming the undersigned as Pledgor and covering all of the Collateral of Pledgor, including but not limited to any specific listing, identification or type of all or any portion of the assets of the undersigned.  The Secured Party shall provide Pledgor with a copy of any such filing. The undersigned acknowledges and agrees, by evidence of its signature below, that this authorization is sufficient to satisfy the requirements of Revised Article 9 of the Uniform Commercial Code and the laws of all other jurisdictions in which Required Filings are to be made.

(e) Indemnification. Pledgor agrees to defend, indemnify and hold harmless Secured Party against any and all liabilities, costs and expenses (including, without limitation, all reasonable legal fees and expenses): (i) with respect to, or resulting from, any delay in paying any and all excise, sales or other taxes which may be payable or are determined to be payable with respect to any of the Collateral; (ii) with respect to, or resulting from, any breach of any law, rule, regulation or order of any governmental authority applicable to any of the Collateral; or (iii) in connection with a breach of any of the transactions contemplated by this Agreement; provided, however, that this indemnification shall not extend to any damages caused by the gross negligence or willful misconduct of the Secured Party.

(f) Change of Jurisdiction of Organization; Relocation of Business or Collateral. Pledgor shall not change its jurisdiction of organization, relocate its chief executive office, principal place of business or its records or allow the relocation of any Collateral (unless such relocation is in the ordinary course of business) without thirty (30) days prior written notice to the Secured Party.

(g)           Limitations on Modifications of Accounts, Etc. Upon the occurrence and during the continuation of any Event of Default (as defined in the Credit Agreement or Credit Notes), Pledgor shall not, without the Secured Party’s prior written consent, grant any extension of the time of payment of any of the accounts, chattel paper, instruments or amounts due under any contract or document, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof, or allow any credit or discount whatsoever thereon other than trade discounts and rebates or payment extensions granted in the ordinary course of Pledgor’s business.

(h) Insurance. Pledgor shall maintain insurance policies insuring the Collateral against loss or damage from such risks and in such amounts and forms and with such companies as are customarily maintained by businesses of similar type and size to Pledgor.

(i) Authority. Pledgor has all requisite corporate or other powers and authority to execute this Agreement and to perform all of its obligations hereunder, and this Agreement has been duly executed and delivered by Pledgor and constitutes the legal, valid and binding obligation of Pledgor, enforceable in accordance with its terms. The execution, delivery and performance by Pledgor of this Agreement have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality or domestic; (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to Pledgor or the articles of incorporation or by-laws of Pledgor; or (iii) result in a breach of or constitute a default under any material indenture, Loan or credit agreement or any other agreement, lease or instrument to which Pledgor is a party or by which it or its properties may be bound or affected.

(j) Defense of Intellectual Property. Pledgor shall (i) use commercially reasonable efforts to protect, defend and maintain the validity and enforceability of its material copyrights, patents, trademarks and trade secrets; (ii) use commercially reasonable efforts to detect infringements of its copyrights, patents, trademarks and trade secrets and promptly advise Secured Party in writing of material infringements detected; and (iii) not allow any copyrights, patents, trademarks or trade secrets material to Pledgor’s businesses to be abandoned, forfeited or dedicated to the public domain without the written consent of Secured Party.

(k) Maintenance of Records. Pledgor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral and may not relocate such books of account and records or tangible Collateral unless it delivers to the Secured Party at least thirty (30) days prior to such relocation (i) written notice of such relocation and the new location thereof; and (ii) evidence that appropriate financing statements under the UCC and other Required Filings have been filed and recorded and other steps have been taken to create in favor of the Secured Party, a valid, perfected and continuing perfected first priority lien in the Collateral.

(l) Inspection Rights. Secured Party will have full access during normal business hours, and upon reasonable prior notice, to all of the books, correspondence and other records of Pledgor relating to the Collateral, and Secured Party or their representatives may examine such records and make photocopies or otherwise take extracts from such records, subject to Pledgor’s reasonable confidentiality requirements. Pledgor agrees to render to Secured Party, at the expense of Pledgor, such clerical and other assistance as may be reasonably requested with regard to the exercise of its rights pursuant to this paragraph.

(m) Compliance with Laws, Etc. Pledgor shall comply in all material respects with all laws, rules, regulations and orders of any governmental authority applicable to any part of the Collateral or to the operation of Pledgor’s businesses; provided, however, that Pledgor may contest any such law, rule, regulation or order in any reasonable manner which does not, in the reasonable opinion of Pledgor, adversely affect Secured Party’s rights or the priority of its liens on the Collateral.

(n) Payment of Obligations. Pledgor shall pay before delinquency all obligations associated with the Collateral, including license fees, taxes, assessments and governmental charges or levies imposed upon the Collateral or with respect to any of its income or profits derived from the Collateral; as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if (i) the validity or amount of such charge is being contested in good faith by appropriate proceedings; (ii) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest in the Collateral; and (iii) such charge is adequately reserved against on the books of Pledgor in accordance with generally accepted accounting principles. The obligation of the Company to repay the Loan evidenced by the Note, together with all interest accrued thereon, is absolute and unconditional, and there exists no right of set off or recoupment, counterclaim or defense of any nature whatsoever to payment of the Loan.

(o) Limitations on Liens on Collateral. Except for the First Lien and Permitted Liens, Pledgor shall not create, incur or permit to exist, any liens on the Collateral outside the scope of this Agreement other than purchase money liens, liens incurred in the ordinary course of business, liens for taxes not yet delinquent or which are being contested in good faith , any lien on any real or personal property at the time it is acquired, any lien renewing any of the foregoing, and shall defend the Collateral against, and shall take such other action as is necessary to remove, any lien or claim on or to the Collateral, and shall defend the rights, title and interest of Secured Party in and to any of the Collateral against the claims and demands of all other persons. Any prior security interest and lien granted by Pledgor to Secured Party in connection with the Collateral shall remain in full force and effect, and Secured Party shall continue to have a first-priority, perfected security interest in and lien upon the collateral described therein.

(p) Limitations on Dispositions of Collateral. Pledgor shall not sell, transfer, lease or otherwise dispose of a material portion of the Collateral, or offer or contract to do so without the written consent of Secured Party; provided, however, that Pledgor will be allowed to (i) sell its inventories in the ordinary course of business; (ii) sell and grant non-exclusive licenses to its products, intellectual property and related documentation in the ordinary course of business; and (iii) dispose of obsolete or worn out inventory.

(q) Good Standing. Commencing on a date which shall be not more than thirty (30) days from the date of this Agreement, Pledgor shall be and at all times preserve and keep in full force and effect its valid existence and good standing and any rights and franchises material to its business.

(r) Inventory. Except in the ordinary course of business and pursuant to the First Lien, Pledgor may not consign any of its inventory or sell any of its inventory on bill and hold, sale or return, sale on approval, or other conditional terms of sale without the consent of the Secured Party, which shall not be unreasonably withheld or delayed.

(s) Offices. Pledgor may not relocate its chief executive office to a new location without providing thirty (30) days prior written notification thereof to the Secured Party and so long as, at the time of such written notification, Pledgor provides any financing statements or fixture filings necessary to perfect and continue the perfection of the Security Interests granted and evidenced by this Agreement.

(t) Certificates. At any time and from time to time that any Collateral consists of instruments, certificated securities or other items that require or permit possession by the secured party to perfect the security interest created hereby, Pledgor shall deliver such Collateral to the Agent.

(u) Tangible Chattel. Pledgor shall cause all tangible chattel paper constituting Collateral to be delivered to the Secured Party, or, if such delivery is not possible, then to cause such tangible chattel paper to contain a legend noting that it is subject to the security interest created by this Agreement. To the extent that any Collateral consists of electronic chattel paper, Pledgor shall cause the underlying chattel paper to be “marked” within the meaning of Section 9-105 of the UCC (or successor section thereto).

(v) Third Party. To the extent that any Collateral is in the possession of any third party, Pledgor shall join with the Secured Party in notifying such third party of the Secured Party’s security interest in such Collateral and shall use its best efforts to obtain an acknowledgement and agreement from such third party with respect to the Collateral, in form and substance reasonably satisfactory to the Secured Party.

(w) Further Identification of Collateral. Pledgor have full rights, title and interest in and to all identified Collateral. Pledgor shall furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail.

4. Secured Party’s Appointment as Attorney-in-Fact.

(a) Powers. Pledgor and Secured Party hereby appoint the officers or agents of Secured Party (each an “Agent”) to act on behalf of Secured Party, with full power of substitution, as its attorney-in-fact with full irrevocable power and authority in the place of Pledgor and in the name of Pledgor or in its own name, so long as an Event of Default has occurred and is continuing, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any instrument which may be necessary or desirable to accomplish the purposes of this Agreement. Without limiting the foregoing, so long as an Event of Default has occurred and is continuing, Secured Party, in its discretion, will have the right, without notice to, or the consent of Pledgor, to do any of the following on behalf of Pledgor:

(i) to pay or discharge any obligations in connection with the Collateral, including license fees and taxes or liens levied or placed on or threatened against the Collateral;

(ii) to direct any party liable for any payment under any of the Collateral to make payment of any and all amounts due or to become due thereunder directly to Secured Party or as Secured Party directs;

(iii) to ask for or demand, collect and receive payment of and receipt for any payments due or to become due at any time in respect of or arising out of any Collateral;

(iv) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to enforce any right in respect of any Collateral;

(v) to defend any suit, action or proceeding brought against any Pledgor with respect to any Collateral;

(vi) to settle, compromise or adjust any suit, action or proceeding described in subsection (v) above and, to give such discharges or releases in connection therewith as Secured Party may deem appropriate;

(vii) to assign any license or patent right included in the Collateral of a Pledgor (along with the goodwill of the business to which any such license or patent right pertains), throughout the world for such term or terms, on such conditions and in such manner as Secured Party in their sole discretion determine;

(viii) to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral and to take, at Secured Party’s option and Pledgor’s expense, any actions which Secured Party deem necessary to protect, preserve or realize upon the Collateral and Secured Party’s liens on the Collateral and to carry out the intent of this Agreement, in each case to the same extent as if Secured Party were the absolute owners of the Collateral for all purposes;

(ix) to exercise the voting and other consensual rights which it would otherwise be entitled to exercise and all rights of Pledgor to receive the dividends and interests which it would otherwise be authorized to receive and retain, shall cease. Upon such notice, Agent shall have the right to receive, for the benefit of the Secured Party, any interest, cash dividends or other payments on the Collateral and, at the option of Agent, to exercise in such Agent’s discretion all voting rights pertaining thereto. Without limiting the generality of the foregoing, Agent shall have the right (but not the obligation) to exercise all rights with respect to the Collateral as it were the sole and absolute owner thereof, including, without limitation, to vote and/or to exchange, at its sole discretion, any or all of the Collateral in connection with a merger, reorganization, consolidation, recapitalization or other readjustment concerning or involving the Collateral of Pledgor or any of its direct or indirect subsidiaries;

(x) to operate the Business of Pledgor using the Collateral, and shall have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Agent may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to Pledgor or right of redemption of a Pledgor, which are hereby expressly waived. Upon each such sale, lease, assignment or other transfer of Collateral, the Secured Party, may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of any Pledgor, which are hereby waived and released;

(xi) to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices and other documents relating to the Collateral; and

(xii) to notify Pledgor and any obligors under instruments or accounts to make payments directly to the Agent, on behalf of the Secured Party, and to enforce Pledgor’s rights against such account Pledgor and obligors.

Pledgor hereby ratifies whatever actions Secured Party lawfully does or causes to be done in accordance with this Section 3. This power of attorney will be a power coupled with an interest and will be irrevocable.

(b) No Duty on Secured Party’s Part. The powers conferred on Secured Party by this Section 4 are solely to protect Secured Party’s interest in the Collateral and do not impose any duty upon it to exercise any such powers. Secured Party will be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither Secured Party nor any of their officers, directors, employees or agents will, in the absence of willful misconduct or gross negligence, be responsible to Pledgor for any act or failure to act pursuant to this Section 4.

(c) Application of Proceeds. The proceeds of any sale, lease or other disposition of the Collateral hereunder or from payments made on account of any insurance policy insuring any portion of the Collateral shall be applied: (i) first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, to the reasonable attorneys’ fees and expenses incurred by the Agent in enforcing the Secured Party’ rights hereunder and in connection with collecting, storing and disposing of the Collateral; and (ii) then to satisfaction of the Obligations, and to the payment of any other amounts required by applicable law, after which the Secured Party shall pay to Pledgor any surplus proceeds.

(d) Liability for Deficiency. Upon the sale, license or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Party are legally entitled, Pledgor will be liable for the deficiency, together with interest thereon, at the Default Rate set forth in the Credit Notes or the lesser amount permitted by applicable law (the “Default Rate”), and the reasonable fees of any attorneys employed by the Secured Party to collect such deficiency. To the extent permitted by applicable law, Pledgor waives all claims, damages and demands against the Secured Party arising out of the repossession, removal, retention or sale of the Collateral, unless due solely to the gross negligence or willful misconduct of the Secured Party as determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction.

5. Duty To Hold In Trust. Upon the occurrence of any Event of Default and at any time thereafter, Pledgor shall, upon receipt of any revenue, income , dividend, interest or other sums subject to the Security Interests, whether payable pursuant to the Notes or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Secured Party and shall forthwith endorse and transfer any such sums or instruments, or both, in accordance with the provisions of Section 4(c) above and if any amounts are remaining to the Secured Party, pro rata in proportion to their respective then-currently outstanding principal amount of Note for application to the satisfaction of the Obligations.

6. Expenses Incurred by Secured Party. If Pledgor fail to perform or comply with any of its agreements or covenants contained in this Agreement, and Secured Party performs or complies, or otherwise causes performance or compliance, with such agreement or covenant in accordance with the terms of this Agreement, then the reasonable expenses of Secured Party incurred in connection with such performance or compliance will be payable by Pledgor to the Secured Parties on demand and will constitute Obligations secured by this Agreement.

7. Remedies. If an Event of Default has occurred and is continuing, Secured Party may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement relating to the Obligations, all rights and remedies of a Secured Party under the New York Uniform Commercial Code, as amended from time to time (the “Code”). Without limiting the foregoing, in such circumstances, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law) to or upon Pledgor or any other person (all of which demands, defenses, advertisements and notices are hereby waived), Secured Party may collect, receive, appropriate and realize upon any or all of the Collateral and/or may sell, lease, assign, give an option or options to purchase or otherwise dispose of and deliver any or all of the Collateral (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of Secured Party or elsewhere upon such terms and conditions as Secured Party may deem advisable, for cash or on credit or for future delivery without assumption of any credit risk. Secured Party will have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase all or any part of the Collateral so sold, free of any right or equity of redemption in Pledgor, which right or equity is hereby waived or released. Subject to the provisions of Section 4(c), Secured Party will apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable expenses incurred therein or in connection with the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Secured Party under this Agreement (including, without limitation, reasonable attorneys’ fees and expenses) to the payment in whole or in part of the Obligations, in such order as Secured Party may elect, and only after such application and after the payment by Secured Party of any other amount required by any provision of law, need Secured Party account for the surplus, if any, to Pledgor. To the extent permitted by applicable law, Pledgor waives all claims, damage and demands it may acquire against Secured Party arising out of the exercise by Secured Party of any of its rights hereunder. If any notice of a proposed sale or other disposition of Collateral is required by law, such notice will be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition. Pledgor will remain liable for any deficiency of Pledgor if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the reasonable fees and disbursements of any attorneys employed by Secured Party to collect such deficiency.

8. Limitation on Duties Regarding Preservation of Collateral. The sole duty of Secured Party with respect to the custody, safekeeping and preservation of the Collateral, under the appropriate Code section or otherwise, will be to deal with it in the same manner as Secured Party deals with similar property for its own account. Neither Secured Party nor any of its employees, affiliates or agents will be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or will be under any obligation to sell or otherwise dispose of any Collateral upon the request of Pledgor or otherwise.

9. Powers Coupled with an Interest. All authorizations and agencies contained in this Agreement with respect the Collateral are irrevocable and powers coupled with an interest.

10. No Waiver; Cumulative Remedies. Secured Party will not by any act (except by a written instrument pursuant to Section 11(a) hereof) of delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default under the Note or in any breach of any of the terms and conditions of this Agreement. No failure to exercise, nor any delay in exercising, on the part of Secured Party, any right, power or privilege hereunder will operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder will preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Secured Party of any right or remedy under this Agreement on any one occasion will not be construed as a bar to any right or remedy that Secured Party would otherwise have on any subsequent occasion. The rights and remedies provided in this Agreement are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

11. Miscellaneous.

(a) Amendments and Waivers. Any term of this Agreement may only be amended by prior written consent of Pledgor and the Secured Party. Any amendment or waiver effected in accordance with this Section 11(a) will be binding upon all of the parties hereto and their respective successors and assigns.

(b) Transfer; Successors and Assigns. This Agreement will be binding upon and inure to the benefit of Pledgor and Secured Party, and their respective successors or assigns. Pledgor may not assign any of its/his rights or delegate any of its/his duties under this Agreement.

(c) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware without regard to the laws that might be applicable under conflicts of laws principles. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, any of this Agreement must be brought against any of the parties in the courts of the State of Delaware, Kent County, or, if it has or can acquire jurisdiction, in the United States District Court for the District of Delaware, and each of the parties consents to the jurisdiction of those courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Nothing in this Section 11(c), however, affects the right of any party to serve legal process in any other manner permitted by law.

(d) Counterparts. This Agreement may be executed in any number of counterparts (including by facsimile), each of which will be an original, but all of which together will constitute one instrument.

(e) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(f) Notices. All notices, requests and demands to or upon the Secured Party or Pledgor hereunder shall be effected in the manner provided for in the Purchase Agreement.

(g) Term. This Agreement shall terminate on the date on which all payments under the Notes have been indefeasibly satisfied in full and all other Obligations have been satisfied in full or discharged (through cash payment or conversion); provided, however, that all indemnities of the Notes contained in this Agreement shall survive and remain operative and in full force and effect regardless of the termination of this Agreement.

(h) Severability. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such provision(s) shall be ineffective only to the extent of such invalidity, illegality or unenforceability without invalidating the remainder of such provision or the remaining provisions of this Agreement and such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, which shall remain in full force and effect.

(i) Entire Agreement. This Agreement and the other documents evidencing, securing, or relating to the Notes constitute the entire understanding and agreement between the parties with regard to the subjects hereof and thereof and supersede all prior agreements, representations and undertakings of the parties, whether oral or written, with respect to such subject matter.

(j)     Secured Party Representations and Warranties. Secured Party hereby represents and warrants that he (i) has engaged his own independent legal and financial advisors in connection with the Loan contemplated by this Agreement and the Loan Documents, (ii) understands that a substantial part of the Collateral consists of certain assets (i.e. green coffee inventory and the proceeds thereof) owned by Pledgor and located in Nicaragua (the “Foreign Assets”), (iii) understands that perfecting his security interest over the Foreign Assets and foreclosing against the Foreign Assets will be difficult, will require compliance with local laws and regulations regarding perfection of security interests and foreclosure and will require Secured Party to engage independent legal counsel familiar with the requirements under Nicaraguan law in order to attempt to perfect such security interest and/or foreclose against the Foreign Assets, (iv) is not relying solely or predominantly on his ability to obtain a perfected security interest in the Foreign Assets and/or his ability to foreclose against the Foreign Assets in making his decision to invest in the Company by purchasing the Credit Note, (v) understands that similar to the state-by-state lender licensing regime and requirements for perfection of security interests by filing financing statements in the U.S., a U.S. lender desiring to obtain a security interest over the foreign assets of a borrower may be required by local laws of the foreign jurisdiction to obtain a license or governmental approval or file certain paperwork documents, instruments or other information with the local authorities, and (vi) understands that each foreign jurisdiction has specific licensing and registration and filing requirements, making consultation with counsel in the jurisdiction critical. Neither the Company, the Placement Agent nor any of their representatives or legal counsel makes any representation or warranty regarding the ability of the Secured Party to obtain a perfected security interest in the Foreign Assets or the ability of the Secured Party to foreclose thereon.

[Signature pages follows]

IN WITNESS WHEREOF, Pledgor and Secured Party have caused this Agreement to be duly executed and delivered as of the date first above written.

SECURED PARTY:

 /s/ Carl Grover
Carl Grover

           CLR ROASTERS, LLC

          By: /s/ Dave Briskie
          Name: David Briskie
          Title: Manager